UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2025
________________________________________
GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
________________________________________

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On December 9, 2025, the Board of Directors of GoodRx Holdings, Inc. (the “Company”) approved the entry by
GoodRx, Inc. (a subsidiary of the Company) into retention bonus letter agreements (the “Retention Bonus Agreements”) with each of Wendy Barnes, Chief Executive Officer and President of the Company, and Chris McGinnis, Chief Financial Officer
and Treasurer of the Company. The Retention Bonus Agreements were entered into on December 9, 2025.
Pursuant to their respective Retention Bonus Agreements, Ms. Barnes and Mr. McGinnis are eligible to receive cash retention bonuses in the amounts of $2,000,000 and $1,000,000, respectively (the “Retention Bonuses”), payable within 15 days following the execution of their respective Retention Bonus Agreements. The Retention Bonuses are subject to repayment if the executive’s employment is terminated either (a) by the executive without “good reason” or (b) by the
Company for “cause” (each, as defined in the Retention Bonus Agreements), as follows: (i) one hundred percent (100%) of the after-tax amount of the Retention Bonus if such termination occurs on or prior to December 31, 2026 or (ii) fifty percent
(50%) of the after-tax amount of the Retention Bonus if such termination occurs on or after January 1, 2027 but prior to
December 31, 2027. Under the Retention Bonus Agreements, Ms. Barnes and Mr. McGinnis shall not receive any payment under the Company’s 2025 executive bonus plan or any Company annual cash incentive or discretionary bonus program applicable to all or a portion of 2025.
The foregoing description of the Retention Bonus Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Retention Bonus Agreements, copies of which are filed as Exhibit 10.1 and
Exhibit 10.2 hereto and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

10.1	Letter Agreement, by and between GoodRx, Inc. and Ms. Barnes, dated December 9, 2025
10.2	Letter Agreement, by and between GoodRx, Inc. and Mr. McGinnis, dated December 9, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	December 12, 2025	By:	/s/ Romin Nabiey
Name: Romin Nabiey Title: Chief Accounting Officer